CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated October 19, 2016, relating to the financial statements and financial highlights, which appear in the August 31, 2016 Annual Report to Shareholders of Templeton Emerging Markets Bond Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/ PriceWaterhouseCoopers LLP

San Francisco, California

December 22, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated October 19, 2016, relating to the financial statements and financial highlights, which appear in the August 31, 2016 Annual Report to Shareholders of Templeton Global Bond Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/ PriceWaterhouseCoopers LLP

San Francisco, California

December 22, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated October 19, 2016, relating to the financial statements and financial highlights, which appear in the August 31, 2016 Annual Report to Shareholders of Templeton Global Total Return Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/ PriceWaterhouseCoopers LLP

San Francisco, California

December 22, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated October 19, 2016, relating to the financial statements and financial highlights, which appear in the August 31, 2016 Annual Report to Shareholders of Templeton International Bond Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/ PriceWaterhouseCoopers LLP

San Francisco, California

December 22, 2016